FDP SERIES, INC.

FDP BlackRock Invesco Value Fund

(the “Fund”)

Supplement dated June 17, 2016
to the Prospectus and Statement of Additional Information, each dated January 30, 2016

Effective June 15, 2016, the Fund’s Prospectus and Statement of Additional Information are amended as set forth below:

The section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented to include the following information:

For the Invesco Fund, BlackRock has agreed to voluntarily waive 0.05% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — FDP BlackRock Invesco Value Fund” is supplemented to include the following information:

Effective June 15, 2016, the Manager has agreed to voluntarily waive 0.05% of its management fee payable by the Invesco Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRSAI-FDPS-0616SUP